Exhibit 99.1

Ensco International Incorporated	News Release
500 North Akard
Suite 4300
Dallas, TX 75201-3331
Phone: (214) 397-3000
www.enscointernational.com
Ensco Announces Plan to Change Corporate Structure
Designed to Enhance Worldwide Business Operations
     Dallas, November 9, 2009 — Ensco International Incorporated (NYSE: ESV) today announced that its Board of Directors has unanimously approved a plan to change the Company’s corporate structure. The contemplated restructuring is designed to further enhance Ensco’s worldwide business operations.
     Under the proposed plan, Ensco’s legal domicile would change from Delaware to the U.K., where the corporate headquarters would be relocated. Ensco has substantial operations in the U.K. and most of the Company’s senior executive officers would be based in the U.K. under the contemplated restructuring. The plan is subject to approval by the majority of Ensco’s stockholders.
Ensco’s Board believes the proposed plan would provide many benefits, including:
•	enhance management efficiencies resulting from the U.K. time zone overlap with geographies where Ensco operates;

•	improve access to key customers;

•	enhance access to European institutional investors;

•	improve customer and investor perceptions that Ensco is a truly global offshore drilling contractor with expanding deepwater operations; and

•	allow Ensco to benefit from the U.K.’s developed tax regime and extensive tax treaty network, and potentially achieve a global effective tax rate comparable to that of some of Ensco’s global competitors.
     Ensco will continue to conduct the same business operations when the proposed restructuring is completed. The new U.K. parent company will be named Ensco International plc (Ensco UK).
     Chairman, President and Chief Executive Officer Dan Rabun stated: “Relocating most of our senior executives to a new corporate office in the U.K., where we currently have substantial operations, is a logical next step in Ensco’s evolution as a global offshore drilling contractor. The new corporate headquarters will facilitate executive oversight of our global operations and senior executives will be closer to more of our customers.” Mr. Rabun added, “We expect a smooth transition, and we look forward to achieving the anticipated benefits for customers, employees and shareholders as we move forward.”

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     The plan approved by the Board provides that, following stockholder approval and certain other conditions being satisfied or waived, each issued and outstanding share of the common stock of Ensco International Incorporated (Ensco Delaware) will be converted into the right to receive one American depositary share (ADS), which will represent one Class A Ordinary Share of Ensco UK and is evidenced by an American depositary receipt (ADR). Ensco UK’s ADSs are expected to trade on the New York Stock Exchange (NYSE) under the symbol “ESV”, the current symbol for the Company’s common stock.
     Ensco will remain subject to U.S. Securities and Exchange Commission (SEC) reporting requirements, the mandates of the Sarbanes-Oxley Act and the applicable corporate governance and listing rules of the NYSE. Ensco will continue to report its financial results in U.S. dollars under U.S. generally accepted accounting principles, in addition to any applicable reporting requirements of English law.
     Today, Ensco gave notice that a special meeting of stockholders is tentatively planned for December 22, 2009. The notice of the special meeting and a proxy statement/prospectus describing the plan will be mailed to Ensco stockholders as soon as practicable after the November 16, 2009 record date selected by Ensco’s Board. A registration statement for Ensco UK and the proposed proxy statement/prospectus has been filed with the SEC and is available free of charge at the SEC’s website, www.sec.gov, and Ensco’s website, www.enscointernational.com.
Additional Information About the Restructuring Plan and Where to Find It
     Ensco International Limited (which will become a public limited company and be renamed Ensco International plc), a subsidiary of Ensco International Incorporated (Ensco), has filed with the SEC a registration statement on Form S-4 that includes a proxy statement/prospectus, and other relevant materials in connection with the proposed corporate restructuring. The proxy statement/prospectus will be mailed to the stockholders of Ensco once the registration statement has been declared effective by the SEC. Investors and security holders of Ensco are urged to read the proxy statement/prospectus and the other relevant materials when they become available because they will contain important information about Ensco, Ensco UK and the restructuring plan. The registration statement, proxy statement/prospectus and other relevant materials and any other documents filed by Ensco or Ensco UK with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or on Ensco’s website at www.enscointernational.com. Investors can also receive free copies of these documents by contacting Ensco International Incorporated, 500 North Akard Street, Suite 4300, Dallas, Texas 75201-3331, Attn: Investor Relations Department.
     Ensco and Ensco UK, their respective directors, executive officers and certain other members of management and employees and Ensco’s proxy solicitor, D.F. King & Co., Inc., may be deemed to be participants in the solicitation of proxies in respect of the proposed restructuring plan. Information about the executive officers and directors of Ensco and

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their ownership of shares of Ensco common stock is included in the registration statement filed with the SEC and the documents and information incorporated by reference therein.
     Ensco International (NYSE: ESV) brings energy to the world as a global provider of offshore drilling services to the petroleum industry. With a fleet of ultra-deepwater semisubmersible and premium jackup drilling rigs, Ensco serves customers with high-quality equipment, a well-trained workforce and a strong record of safety and reliability. To learn more about Ensco, please visit our website www.enscointernational.com.
     Statements contained in this document that state the Company’s or management’s intentions, hopes, beliefs, expectations, anticipations, projections, confidence, schedules, or predictions of the future are forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995.
     Forward-looking statements include words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and words and phrases of similar import. The forward-looking statements include, but are not limited to, statements about the restructuring and our plans, objectives, expectations and intentions with respect thereto and with respect to future operations, including the benefits and tax savings or impact that we expect to achieve as a result of the restructuring, as described in the proxy statements/prospectus to be delivered to the stockholders. Forward-looking statements also include statements regarding future operations, cash generation, the impact of recently contracted premium jackups, contributions from the deepwater expansion program and expense management, industry trends or conditions and the business environment; statements regarding future levels of, or trends in, utilization, day rates, revenues, operating expenses, contract backlog, capital expenditures, insurance, financing and funding; statements regarding future construction (including construction in progress and completion thereof), enhancement, upgrade or repair of rigs and timing thereof, statements regarding future delivery, mobilization, relocation or other movement of rigs and timing thereof, statements regarding future availability or suitability of rigs and the timing thereof, and statements regarding the likely outcome of litigation, legal proceedings, investigations or insurance or other claims and timing thereof.
     Forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Numerous factors could cause actual results to differ materially from those in the forward-looking statements, including (i) the merger may not be approved by our stockholders; (ii) our board of directors may choose to defer or abandon the merger at any time; (iii) changes in foreign or domestic laws, including tax laws, that could effectively preclude us from completing the merger or reduce or eliminate the benefits we expect to achieve from the reorganization; (iv) negative publicity resulting from the proposed merger having an adverse effect on our business; (v) an SEC stop order or other action or any other decree, order or injunction preventing the registration statement from becoming or remaining effective or preventing us from holding the stockholders meeting or completing the merger; (vi) an inability to satisfy all of the conditions to closing set forth in the merger agreement; (vii) an inability to realize expected benefits from the restructuring or the occurrence of difficulties in connection with the restructuring; (viii) costs related to the restructuring, which could be greater than expected; (ix) industry conditions and competition, including changes in rig supply and demand or new technology; (x) risks associated with the global economy and its impact on capital markets and liquidity; (xi) oil and natural gas prices and their impact upon

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future levels of drilling activity and expenditures; (xii) further declines in rig activity, which may cause us to idle or stack additional rigs; (xiii) excess rig availability or supply resulting from delivery of newbuild drilling rigs; (xiv) heavy concentration of our rig fleet in premium jackups; (xv) cyclical nature of the industry; (xvi) worldwide expenditures for oil and natural gas drilling; (xvii) the ultimate resolution of the ENSCO 69 situation in general, and the potential return of the rig or package policy political risk insurance recovery in particular; (xviii) changes in the timing of revenue recognition resulting from the deferral of certain revenues for mobilization of our drilling rigs, time waiting on weather or time in shipyards, which are recognized over the contract term upon commencement of drilling operations; (xix) operational risks, including excessive unplanned downtime and hazards created by severe storms and hurricanes; (xx) risks associated with offshore rig operations or rig relocations in general and in foreign jurisdictions in particular; (xxi) renegotiation, nullification, cancellation or breach of contracts or letters of intent with customers or other parties, including failure to negotiate definitive contracts following announcements or receipt of letters of intent; (xxii) inability to collect receivables; (xxiii) changes in the dates new contracts actually commence; (xxiv) changes in the dates our rigs will enter a shipyard, be delivered, return to service or enter service; (xxv) risks inherent to domestic and foreign shipyard rig construction, repair or enhancement, including risks associated with concentration of our ENSCO 8500 Series® rig construction contracts in a single foreign shipyard, unexpected delays in equipment delivery and engineering or design issues following shipyard delivery; (xxvi) availability of transport vessels to relocate rigs; (xxvii) environmental or other liabilities, risks or losses, whether related to hurricane damage, losses or liabilities (including wreckage or debris removal) in the Gulf of Mexico or otherwise, that may arise in the future and are not covered by insurance or indemnity in whole or in part; (xxviii) limited availability or high cost of insurance coverage for certain perils such as hurricanes in the Gulf of Mexico or associated removal of wreckage or debris; (xxix) self-imposed or regulatory limitations on drilling locations in the Gulf of Mexico during hurricane season; (xxx) impact of current and future government laws and regulations affecting the oil and gas industry in general and our operations in particular, including taxation as well as repeal or modification of same; (xxxi) our ability to attract and retain skilled personnel; (xxxii) governmental action and political and economic uncertainties, including expropriation, nationalization, confiscation or deprivation of our assets; (xxxiii) terrorism or military action impacting our operations, assets or financial performance; (xxxiv) outcome of litigation, legal proceedings, investigations or insurance or other claims; (xxxv) adverse changes in foreign currency exchange rates, including their impact on the fair value measurement of our derivative financial instruments; (xxxvi) potential long-lived asset or goodwill impairments; (xxxvii) potential reduction in fair value of our auction rate securities; and (xxxviii) other risks as described from time to time as Risk Factors and otherwise in the Company’s SEC filings. Moreover, the United States Congress, the U.S. Internal Revenue Service, the U.K. Parliament or H.M. Revenue & Customs may attempt to enact new statutory or regulatory provisions that could adversely affect Ensco UK’s status as a non-U.S. corporation or otherwise adversely affect Ensco UK’s anticipated global tax position following the restructuring. Retroactive statutory or regulatory actions have occurred in the past, and there can be no assurance that any such provisions, if enacted or promulgated, would not have retroactive application to Ensco UK or the restructuring.
     The factors identified above are believed to be important factors (but not necessarily all of the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by us. Other factors not discussed herein could also have material adverse effects on us. All forward-looking statements included in this document are expressly qualified in their entirety by the foregoing cautionary statements.

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     The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For additional factors see also Part I, Item 1A “Risk Factors” included in Ensco’s Form 10-K for the year ended December 31, 2008, and Part II, Item 1A “Risk Factors” included in Ensco’s Form 10-Q for the quarter ended September 30, 2009. Copies of the Form 10-K and Form 10-Q are available online at www.sec.gov or on request from the Company as set forth in Part I, Item 1 “Available Information” in Ensco’s Form 10-K.
     All information in this news release is as of today. The Company undertakes no duty to update any forward-looking statement, to conform the statement to actual results, or reflect changes in the Company’s expectations.

Contact:	Sean O’Neill
Vice President, Investor Relations
214-397-3011